UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): November 1, 2008


                           COMMUNITY BANKSHARES, INC.

Incorporated under the    Commission File No. 001-12341        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0966962

                               102 Founders Court

                        Orangeburg, South Carolina 29118

                             Telephone: 803-535-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

Effective  November  1,  2008,  Registrant,  and  its  wholly-owned  subsidiary,
Community Resource Bank, N.A., merged with and into First Citizens Bank and Trust Company, Inc., Columbia, South Carolina, thereby disposing of all of their assets and ceasing to exist as a separate entity. The transaction was pursuant to an Agreement and Plan of Merger, a copy of which is attached to and described in the Proxy Statement filed by Registrant on September 17, 2008, and is incorporated herein by reference. The nature and amount of consideration is described therein.

Item 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

Exhibit 2 Agreement and Plan of Merger (incorporated by reference to Schedule 14A filed September 17, 2008

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COMMUNITY BANKSHARES, INC.
                                          (Registrant)



Date: November 1, 2008                    s/William W. Traynham
                                          --------------------------------------
                                          William W. Traynham
                                          President and Chief Financial Officer